Exhibit 99.1

Wejo Group Limited Enters Into Business Combination with TKB Critical Technologies 1

Definitive Business Combination Agreement Expected to Provide up to $100 Million in Capital to

Wejo and $11.25 per Share for TKB Shareholders

Company to Provide a Business Update on Tuesday, January 10, 2023 at 10:00 am EST

Manchester, United Kingdom and El Segundo, California, January 10, 2023 -- Wejo Group Limited (NASDAQ:WEJO) (“Wejo”), a global leader in Smart Mobility for Good™ cloud and software analytics for connected, electric and autonomous mobility, today announced that it has entered into a definitive business combination agreement to combine with TKB Critical Technologies 1 (NASDAQ: USCT) (“TKB”). The proposed business combination is subject to a number of closing conditions and the parties anticipate that the transaction will close in the second quarter of 2023. Upon closing of the business combination, the combined company will retain Wejo’s ticker symbol and will continue to trade on the Nasdaq Stock Market LLC.

Through a combination of an anticipated PIPE raise and funds from TKB’s trust, Wejo believes that this transaction can raise up to $100 million to fund its growth initiatives and position the company to execute on its strategic goals, and potentially reach cash flow breakeven which is expected by mid-2025. Wejo will continue to work on additional short-term funding initiatives to provide bridge capital until the transaction closes.

Wejo continues to perform well in the market and has reached a point of inflection in its growth rates. As announced for the third quarter of 2022, Wejo’s financial metrics and KPIs demonstrate significant progress with its customer base. Wejo’s revenue in third quarter of 2022 was up more than 600%, total contract value (“TCV”) was up over 70%, annual recurring revenue (“ARR”) was up 63% and total customers were up over 80% when compared to the third quarter of last year. Building on the operational successes of 2022, Wejo expects to again deliver revenue growth in the range of 200% to 300% in 2023, representing revenue in the range of $20 million to $30 million. Additionally, as a result of the significant growth in revenue and a continued focus on expenses, Wejo anticipates that its operating cash burn in 2023 will be significantly lower than 2022, in the range of $60 million to $70 million.

Operationally, Wejo has been the recipient of multiple industry awards, works with 28 automotive original equipment manufacturers (“OEMs”), fleets and tier 1’s around the world, boasts nearly 60 patents pending and has strategic partnerships with General Motors, Microsoft Corporation, Sompo Holdings, Inc. and Palantir Technologies Inc. Additionally, Wejo’s partner and customer successes are driven by the company transforming billions of real-time data points into solutions for departments of transportation (“DOTs”), universities, insurance providers, audience and media measurement, fleets, and many other verticals the company serves. Customers can use Wejo’s data to transform public and private sector life by improving traffic flow and safety, enhancing insurance policies, delivering a better EV ownership experience and offering a better return on targeted product promotion.

Recent business successes include expanding the company’s insurance offerings with Ford, teaming up with Capital Broadcasting Company on infotainment insights, partnering with Microsoft on its Connected Fleets initiative, expanding the number of DOTs it works with, and being named Frost & Sullivan’s Best Practices Company of the Year Award winner in the Global Connected Car Data Exchange Platforms industry.

Throughout 2022, Wejo received continued financial and commercial backing from investors and strategic partners, including large global automotive OEMs Ford and General Motors, and insurance companies such as Sompo Light Vortex, Inc. Wejo expects to continue to develop its strong relationships with these partners.

The proposed business combination is structured as a stock-for-stock merger, whereby each of Wejo and TKB will become wholly owned subsidiaries of a new holding company (“Wejo Holdings”). At closing of the transaction, each issued and outstanding share and warrant of TKB will be exchanged for the right to receive a number of Wejo Holdings common shares and warrants, respectively, based on an exchange ratio calculated by dividing $11.25 by the volume weighted average price per Wejo common share for the 15 consecutive trading days immediately preceding the second trading day prior to the date of Wejo’s shareholders’ meeting, subject to a collar. Wejo shareholders will receive equivalent shares in Wejo Holdings.

The structure of this transaction seeks to limit TKB stockholder redemptions and maximize cash delivered to Wejo by providing TKB investors with an approximately 10% premium to the estimated cash in TKB’s trust in Wejo Holdings shares. The transaction is expected to provide up to $100 million in combined cash proceeds from the funds in trust and the proceeds of a contemplated PIPE to be raised prior to closing to successfully execute on Wejo’s strategy.

Certain shareholders of Wejo cumulatively representing at least 11% of Wejo’s share capital have entered into voting agreements with TKB providing that, among other things, such shareholders will vote their shares of Wejo in favor of the transaction, subject to customary exceptions. Similarly, TKB’s sponsor has entered into a voting agreement with Wejo providing that, among other things, it will vote its shares in favor of the transaction, subject to customary exceptions.

The board of directors of Wejo and the board of directors of TKB have each unanimously approved the business combination agreement and the transactions contemplated thereby.

Richard Barlow, co-founder and CEO of Wejo, said “This transaction is transformative for Wejo, providing significant funding progress in our bridge to profitability and allowing us to make critical investments in our technology platform and product portfolio. The deal signifies a clear recognition that Wejo’s market differentiating Smart Mobility for Good products and services are world-class and positions the company to invest and capitalize on the expected tidal wave of business growth opportunities.”

Philippe Tartavull, Executive Chairman of TKB stated, “Strengthening America’s core infrastructure has been a key objective of TKB, and Wejo, as a leader in the smart mobility space is an integral part of this mission. With an unmatched ability to access real time data from multiples sensors from over 20 million cars, Wejo provides a critical resource in cases of emergency through real time traffic management, improving performance and security. In addition to monetizing data to various players of the automotive space, Wejo has developed a number of value-added solutions serving different verticals in both the public and private sector. As the automotive industry evolves with electric vehicles and other modes of transportation, we believe Wejo will become more and more critical.”

Angela Blatteis, co-CEO, CFO and Director of TKB, said, “We are breaking new ground with a unique deSPAC transaction, whereby TKB shareholders are offered a material and immediate premium to the trust value by Wejo in an acquisition of its shares, while providing an opportunity to participate in the development and scaling of a high growth rate critical infrastructure asset. We could not be more excited to partner with the company that is transforming the connected vehicle market.”

Webcast

The business update will be webcast on the Investor Relations page of the Company’s website at

https://investors.wejo.com. A replay of the business update call will be archived on the Investor Relations page.

Advisors

Jefferies LLC is serving as financial advisor and capital markets advisor to TKB and placement agent in connection with the anticipated PIPE. White & Case LLP is serving as legal counsel to TKB. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal counsel to Wejo. Paul Hastings LLP is serving as legal advisor to Jefferies LLC.

About Wejo

Wejo Group Limited is a global leader in cloud and software analytics for connected, electric, and autonomous mobility, revolutionizing the way we live, work and travel by transforming and interpreting historic and real-time vehicle data. The Company enables smarter mobility by organizing trillions of data points from 20.8 million vehicles, of which 13.9 million were active on the platform transmitting data in near real-time, and over 94.6 billion journeys globally as of December 31, 2022, across multiple brands, makes and models, and then standardizing and enhancing those streams of data on a vast scale. Wejo partners with ethical, like-minded companies and organizations to turn that data into insights that unlock value for consumers. With the most comprehensive and trusted data, information, and intelligence, Wejo is creating a smarter, safer, more sustainable world for all. Founded in 2014, Wejo has offices in Manchester, UK and in regions where Wejo does business around the world. For more information, visit www.wejo.com or connect with us on LinkedIn, Twitter, and Instagram.

About TKB

TKB Critical Technologies 1 is a blank check company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. TKB is dedicated to investing in critical technologies and the resources needed to manufacture those technologies for America and our allied nations. The firm is led by Angela Blatteis, Co-CEO, CFO & Director, Greg Klein Co-CEO & Director, and Philippe Tartavull, Executive Chairman. For more information, visit www.tkbtech.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities law. Such statements are based upon current plans, estimates and expectations of management of Wejo and TKB in light of historical results and trends, current conditions and potential future developments, and are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. All statements, other than historical facts, including statements regarding the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions; the expected benefits of the proposed transaction; the competitive ability and position of the combined company; and any assumptions underlying any of the foregoing each are forward-looking statements. Important factors that could cause actual results to differ materially from Wejo’s and TKB’s plans, estimates or expectations could include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Wejo’s and TKB’s businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the potential failure to satisfy the conditions to the consummation of the proposed transaction, including obtaining shareholder approvals with respect to the extension proposal and business combination; (iii) the proposed transaction may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the proposed transaction on the ability of Wejo to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Wejo does business, or on Wejo’s operating results and business generally; (v) Wejo’s business may suffer as a result of uncertainty surrounding the proposed transaction, disruption of management’s attention due to the proposed transaction, disruption of current plans and operations, and potential difficulties in employee retention; (vi) the outcome of any legal proceedings related to the proposed transaction or otherwise, or the impact of the proposed transaction thereupon; (vii) Wejo or TKB may be adversely affected by other economic, business, and/or competitive factors; (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement and the proposed transaction; (ix) restrictions during the pendency of the proposed transaction that may impact Wejo’s or TKB’s ability to pursue certain business opportunities or strategic transactions; (x) risks that the anticipated benefits of the proposed transaction or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of the Wejo common shares to be issued in the proposed transaction; (xiii) exposure to inflation, currency rate and interest rate fluctuations and risks associated with doing business locally and internationally, as well as fluctuations in the market price of Wejo’s and TKB’s traded securities; (xiv) the impact of the COVID-19 pandemic on Wejo’s and TKB’s business and general economic conditions; and (xv) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Wejo’s and TKB’s response to any of the aforementioned factors. Additional factors that may affect the future results of Wejo and TKB are set forth in their respective filings with the United States Securities and Exchange Commission (the “SEC”), including each of Wejo’s and TKB’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov. See in particular Item 1A of Part II of Wejo’s Comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and Wejo’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 under the heading “Risk Factors”, and Item 1A of Part II of TKB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and TKB’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 under the heading “Risk Factors.” The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Wejo and TKB and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Wejo and TKB file from time to time with the SEC. The forward-looking statements in this press release speak only as of the date of this press release. Except as required by law, Wejo and TKB assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Additional Information

In connection with the proposed transaction, Wejo and TKB plan to file with the SEC and mail or otherwise provide to their respective shareholders a joint proxy statement/prospectus regarding the proposed transaction, which will be contained in a Registration Statement on Form S-4 (as amended or supplemented from time to time, the “Joint Proxy Statement/Prospectus”). INVESTORS AND WEJO’S AND TKB’S RESPECTIVE SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF WEJO AND TKB WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain a free copy of the Joint Proxy Statement/Prospectus and other documents containing important information about Wejo and TKB, once such documents are filed with the SEC, from the SEC’s website at www.sec.gov.Wejo and TKB make available free of charge at www.wejo.com and www.tkbtech.com, respectively (in the “Investor Relations” section and “Investors” section, respectively), copies of materials they file with, or furnish to, the SEC.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Participants in the Solicitation

Wejo, TKB and their respective directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from the shareholders of Wejo and TKB in connection with the proposed transaction. Securityholders may obtain information regarding the names, affiliations and interests of Wejo’s directors and executive officers in Wejo’s Comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022 (as amended on April 11, 2022) and definitive proxy statement for the 2022 annual meeting of shareholders, which was filed with the SEC on April 28, 2022. Securityholders may obtain information regarding the names, affiliations and interests of TKB’s directors and executive officers in TKB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 14, 2022. Additional information regarding the interests of such individuals in the proposed transaction will be included in the Joint Proxy Statement/Prospectus relating to the proposed transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Wejo’s website at www.wejo.com and TKB’s website at www.tkbtech.com.

Investors:

Tahmin Clarke

Investor.relations@wejo.com

Idalia Rodriguez, Arbor Advisory Group on behalf of Wejo

Arbor Advisory Group

Investor.relations@wejo.com

Media:

Ben Hohmann

Ben.Hohmann@wejo.com